 Exhibit 4.2

[FORM OF] AMENDED AND RESTATED TRUST AGREEMENT

among

NAVIENT FUNDING, LLC,
as Depositor

[________],
as Owner Trustee

and

[________],
not in its individual capacity but solely
as Indenture Trustee
acting as
Certificate Paying Agent and Certificate Registrar

Navient Student Loan Trust 20[__]-[__]

Dated as of [________], 20[__]

TABLE OF CONTENTS

i

ii

Exhibit A[-1]	Form of Excess Distribution Certificate
[Exhibit A-2	Form of RC Certificate]
Exhibit B	Form of Certificate of Trust
Exhibit C	Form of Transferor Letter
Exhibit D-1	Form of Transferee Letter (Non-Rule 144A)
Exhibit D-2	Form of Transferee Letter (Rule 144A)

iii

AMENDED AND RESTATED TRUST AGREEMENT dated as of [________], 20[__], among NAVIENT FUNDING, LLC, a Delaware limited liability company, as the Depositor, [_______], as owner trustee (the “Owner Trustee”), and [_______], not in its individual capacity but solely as the indenture trustee (the “Indenture Trustee”), acting as the Certificate Paying Agent and Certificate Registrar hereunder.

WITNESSETH:

WHEREAS, the Depositor and the Owner Trustee are parties to the trust agreement dated as of [__], 20[__] (the “Short-Form Trust Agreement”) pursuant to which a trust known as “Navient Student Loan Trust 20[__]-[__]” was established on [__], 20[__]; and

WHEREAS, the Depositor, the Indenture Trustee and the Owner Trustee desire to amend and restate the Short-Form Trust Agreement upon the terms and conditions set forth herein as follows.

NOW, THEREFORE, the Depositor, the Owner Trustee and the Indenture Trustee, acting as Certificate Paying Agent and the Certificate Registrar, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1      Definitions and Usage.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Indenture, dated as of [________], 20[__] (the “Indenture”), among Navient Student Loan Trust 20[__]-[__] (the “Trust”), [________], not in its individual capacity but solely as eligible lender trustee (the “Eligible Lender Trustee”), and the Indenture Trustee, as may be amended or supplemented from time to time, which also contains rules as to usage that shall be applicable herein.

ARTICLE II

Organization

SECTION 2.1      Creation of Trust; Name.  There is hereby created a Trust which shall be located in the State of Delaware, and which shall be known as “Navient Student Loan Trust 20[__]-[__]”, in which name the Owner Trustee may conduct the functions of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.  The Trust shall constitute a statutory trust within the meaning of Section 3801(a) of the Delaware Statutory Trust Act for which the Owner Trustee has filed or has caused to be filed a certificate of trust with the Secretary of State of the State of Delaware pursuant to Section 3810(a) of the Delaware Statutory Trust Act.

SECTION 2.2      Office.  The office of the Trust shall be in care of the Owner Trustee at its Corporate Trust Office referred to in Section 3.2 or at such other address as the Owner Trustee may designate by written notice to the Depositor.

SECTION 2.3      Purposes and Powers.  The purpose of the Trust is to engage in the following activities:

(i)           to issue the Notes pursuant to the Indenture and the Excess Distribution Certificate [and the RC Certificate] pursuant to this Agreement and to sell the Notes in one or more transactions;

(ii)           with the proceeds received from the sale of the Notes, (A) to fund the Reserve Account pursuant to Section 2.9 of the Administration Agreement, (B) [to fund the Capitalized Interest Account pursuant to Section 2.10(a) of the Administration Agreement,] to fund the Supplemental Purchase Account pursuant to Section 2.10(d) of the Administration Agreement, to fund the Floor Income Rebate Account, if any, pursuant to Section 2.10(g) of the Administration Agreement, (C) to make the Collection Account Initial Deposit pursuant to Section 2.10(c) of the Administration Agreement and (D) to purchase (x) the Initial Trust Student Loans on the Closing Date and (y) any Additional Trust Student Loans during the Supplemental Purchase Period (with respect to which legal title will vest in the Eligible Lender Trustee on behalf of the Trust and beneficial ownership will be the property of the Trust);

(iii)           to Grant the Trust Estate to the Indenture Trustee pursuant to the Indenture, and to hold, manage and distribute [first, solely on the final Distribution Date, to the RC Certificateholder any amounts representing the RC Principal Balance, until the then outstanding RC Principal Balance is reduced to zero, and then], on each Distribution Date, to the Excess Distribution Certificateholder pursuant to the terms of this Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

(iv)           to enter into and perform its obligations under the Basic Documents (including any agreements representing Eligible Repurchase Obligations) to which it is to be a party [, including, but not limited to, making any payments that may be owed by the Trust under each Swap Agreement];

(v)           to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

(vi)           subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Noteholders, [the RC Certificateholder,] the Excess Distribution Certificateholder and the others specified in Sections 2.7 and 2.8 of the Administration Agreement; and

(vii)           [if so directed by the Administrator, and subject to the Rating Agency Condition, to enter into one or more interest rate cap agreements with one or more cap counterparties to hedge some or all of the interest rate risk of the Notes.]

The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.  The Trust is not intended to be a “business trust” for purposes of the United States Bankruptcy Code.

SECTION 2.3A   Covenants of the Trust.   The Trust covenants and agrees to the following: (a) To maintain books and records separate from any other person or entity;

(b)	To maintain its accounts separate from those of any other person or entity, except as permitted by this Trust Agreement or any other Basic Document;

(c)	Not to commingle assets with those of any other entity, except as permitted by this Trust Agreement or any other Basic Document;

(d)	To conduct its own functions in its own name;

(e)	To maintain separate financial statements or records;

(f)	To pay its own liabilities out of its own funds, except as permitted by this Trust Agreement or any other Basic Document;

(g)	To maintain an arm's-length relationship with its Affiliates;

(h)	To pay the salaries of its own employees and maintain a sufficient number of employees or adequate service providers in light of its contemplated business operations;

(i)	To allocate fairly and reasonably any overhead for shared office space;

(j)	To hold itself out as a separate entity; and

(k)	To correct any known misunderstanding regarding its separate identity.

SECTION 2.4      Appointment of Owner Trustee.  The Depositor hereby affirms the appointment of the Owner Trustee as trustee of the Trust, effective as of the date of the Short-Form Trust Agreement.  The Owner Trustee shall have all the rights, powers and duties set forth herein, including for the purpose of satisfying Section 3807(a) of the Delaware Statutory Trust Act, and the Owner Trustee hereby accepts such continued appointment.

SECTION 2.5      Initial Capital Contribution of Trust Estate. The Depositor contributed, assigned, transferred, conveyed and set over to the Owner Trustee, prior to the date hereof, the sum of $100.00. The Owner Trustee hereby acknowledges receipt in trust from the Depositor of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Collection Account.  The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

SECTION 2.6      Declaration of Trust.  The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Excess Distribution Certificateholder, subject to the obligations of the Trust under the other Basic Documents.  It is the intention of the parties hereto that the Trust constitute a statutory trust under Delaware law and that this Agreement constitute the governing instrument of such trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Delaware Statutory Trust Act with respect to accomplishing the purposes of the Trust.

SECTION 2.7      Liability of the Excess Distribution Certificateholder.  No Excess Distribution Certificateholder (in such capacity) [or RC Certificateholder (in such capacity)] shall have any personal liability for any liability or obligation of the Trust.

SECTION 2.8      Title to Trust Property.  Legal title to all of the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be; provided that legal title to the Trust Student Loans shall be vested at all times in the Eligible Lender Trustee on behalf of the Trust.

SECTION 2.9      Representations, Warranties and Covenants of the Depositor.  The Depositor hereby represents, warrants and covenants to the Indenture Trustee and the Owner Trustee as follows:

(a)           The Depositor is duly organized and validly existing as a Delaware limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)           The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has the power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust (or with the Eligible Lender Trustee on behalf of the Trust) and the Depositor has duly authorized such sale and assignment and deposit to the Trust (or to the Eligible Lender Trustee on behalf of the Trust) by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary action.

(c)           This Agreement constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors’ rights generally and subject to general principles of equity.

(d)           The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Certificate of Formation or Operating Agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(e)           The Depositor agrees, for the benefit of the Noteholders[, the RC Certificateholder] and the Excess Distribution Certificateholder, that it will comply with each of the requirements set forth in the Certificate of Formation and its Operating Agreement.

(f)           The Depositor shall make available to the Eligible Lender Trustee (i) as soon as possible, and in any event within the time period allowed by the Commission to file such financials after the end of each fiscal year of the Depositor (or an affiliate), audited financials of the Depositor (or an affiliate) as at the end of and for such year and (ii) as soon as possible, and in any event within the time period allowed by the Commission to file such financials after the end of each quarterly accounting period of the Depositor (or an affiliate), unaudited financials of the Depositor (or an affiliate) as at the end of and for such period.

(g)           The Depositor shall make available to the Eligible Lender Trustee, as soon as possible after the delivery to the Department, a copy of the annual compliance audit of Navient Solutions, Inc. (or an affiliate), as required by Section 428(b)(1)(U) of the Higher Education Act.

(h)           The Depositor shall deliver to the Eligible Lender Trustee, on an annual basis, promptly after receipt thereof, copies of a SAS 70 report for Navient Solutions, Inc.

(i)           The Depositor shall promptly deliver to the Eligible Lender Trustee a copy of any program review audit that Navient Solutions, Inc. (or its affiliates) shall receive from the Department.

(j)           The Depositor shall deliver to the Eligible Lender Trustee, on a quarterly basis, evidence of payment of any FFEL Lenders’ Interest & Special Allowance (LaRS) payments paid to the Department in connection with the Trust Student Loans.

SECTION 2.10      [Reserved].

SECTION 2.11      Authorization of the Administrator.  The Administrator is authorized and directed to execute on behalf of the Issuer, and, after execution, to file with the Commission, all documents and forms required to be filed in accordance with applicable law or the rules and regulations prescribed by the Commission.

ARTICLE III

Beneficial Ownership and

Excess Distribution Certificate

SECTION 3.1      Initial Beneficial Ownership.  Upon the formation of the Trust by the contribution by the Depositor described in Section 2.5 and until the issuance of the Excess Distribution Certificate, the Depositor shall be the sole beneficial owner of the Trust.

SECTION 3.2      Corporate Trust Office. The Owner Trustee initially designates [_______] as its principal Corporate Trust Office, at which it shall act as trustee of the Trust.  The Certificate Registrar’s New York office and its authenticating agent’s office are located at:

[________]
[________]
[________]
[________]
Attn: [________]
Telephone: [________]
Facsimile: [________]

SECTION 3.3      The Certificates.

(a)           General.  [(1)] The Excess Distribution Certificate shall be issued in one or more registered, definitive physical certificates substantially in the form of Exhibit A-1 hereto, in minimum percentage interests of at least [10]% and integral multiples of [10]% in excess thereof.  The Excess Distribution Certificate shall receive payments as provided in Sections 2.8(n) and 2.9(f), as applicable, of the Administration Agreement.  The Excess Distribution Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Owner Trustee.  An Excess Distribution Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Excess Distribution Certificate or did not hold such offices at the date of authentication and delivery of such Excess Distribution Certificate.

[(2) The RC Certificate shall be issued to the Depositor in one or more registered, definitive, physical certificates substantially in the form of Exhibit A-2 hereto in an initial principal amount equal to the Initial RC Principal Balance.  At all times during the Risk Retention Restricted Period, the Depositor hereby agrees that the RC Certificate will be held by the Depositor or may be transferred to an RC Eligible Affiliate in compliance with Regulation RR; provided that any such transferee agrees in writing not to transfer the RC Certificate during the Risk Retention Restricted Period except in compliance with Regulation RR.  At any time there shall be only one RC Certificate issued and outstanding.  The RC Certificate shall be issued as of the date of its authentication.  The RC Certificate shall receive payments as provided in Section 2.8(m) and Section 2.9(f) of the Administration Agreement.  The RC Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee as described under clause (b)(2) below.  An RC Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such RC Certificate or did not hold such offices at the date of authentication and delivery of such RC Certificate.

(3) It is intended that, for federal, state and local income and franchise tax, and financial accounting, purposes, (a) the holder of the RC Certificate will be treated as possessing an unsecured, subordinated beneficial interest in the Trust Estate up to the then outstanding RC Principal Balance, and (b) the holder of the Excess Distribution Certificate will be treated as owning all of the remaining assets, and as assuming (but without assuming personal recourse to such Certificateholder) all of the liabilities (including the Notes), of the Trust, and, following reduction of the RC Principal Balance to zero, will be attributed all of the income, deductions, credits and other tax attributes of the Trust.  The holder of the RC Certificate agrees to report all relevant items on its tax return consistent with, and to take no action inconsistent with, the intended treatment indicated in the preceding sentence for such tax purposes.  The RC Certificateholder will not be treated as owning a beneficial interest in the Trust for purposes of the Delaware Statutory Trust Act.

(4) Notwithstanding anything in any Basic Document to the contrary, upon reduction of the RC Principal Balance to zero, the RC Certificate shall no longer be considered outstanding for purposes of the Basic Documents and the RC Certificateholder shall no longer possess any rights and obligations under the Basic Documents.]

(b)           Authentication.  [(1)] As part of the consideration for the purchase of the Trust Student Loans pursuant to the Sale Agreement, the Owner Trustee shall cause the Excess Distribution Certificate to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor (in its capacity as “Seller” under the Sale Agreement), signed by its president or any vice president, without further action by the Depositor.  For all purposes hereunder, the Depositor shall be the initial Excess Distribution Certificateholder.  No Excess Distribution Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Excess Distribution Certificate a certificate of authentication substantially in the form set forth in Exhibit A-1, executed by the Owner Trustee (or [________], as the Owner Trustee’s authenticating agent) by manual signature; such authentication shall constitute conclusive evidence that such Excess Distribution Certificate shall have been duly authenticated and delivered hereunder.  The Excess Distribution Certificate shall be dated the date of its authentication.  No further Excess Distribution Certificates shall be issued except pursuant to paragraph (c) or (d) below.

[(2) The Owner Trustee shall cause the RC Certificate to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by an Authorized Officer of the Depositor, without further action by the Depositor.  No RC Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such RC Certificate a certificate of authentication substantially in the form set forth in Exhibit A-2, executed by the Owner Trustee (or [________], as the Owner Trustee’s authenticating agent) by manual signature; such authentication shall constitute conclusive evidence that such RC Certificate shall have been duly authenticated and delivered hereunder.  The RC Certificate shall be dated the date of its authentication.  No further RC Certificates shall be issued except pursuant to paragraph (c) or (d) below.]

(c)           Registration of Transfer and Exchange.  The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to paragraph (f) below, the Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Excess Distribution Certificate [and

RC Certificate] and of transfers and exchanges of the Excess Distribution Certificate [and RC Certificate] as herein provided. [________] shall be the initial Certificate Registrar.

Upon surrender for registration of transfer of the Excess Distribution Certificate [or RC Certificate] at the office or agency maintained pursuant to paragraph (f) below, the Owner Trustee shall execute, authenticate and deliver (or shall cause [________] as its authenticating agent to authenticate and deliver), in the name of the designated transferee, a new Excess Distribution Certificate [or RC Certificate, as applicable,] dated the date of authentication by the Owner Trustee or any authenticating agent.  At the option of the Excess Distribution Certificateholder [or RC Certificateholder, as applicable], the Excess Distribution Certificate [or RC Certificate, as applicable,] may be exchanged for another Excess Distribution Certificate [or RC Certificate, as applicable,] upon surrender of the Excess Distribution Certificate [or RC Certificate, as applicable,] to be exchanged at the office or agency maintained pursuant to paragraph (f) below.

An Excess Distribution Certificate [or RC Certificate] presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder thereof or his attorney duly authorized in writing, with such signature (other than for transfers or exchanges to or among any Affiliates of the Depositor) guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.  An Excess Distribution Certificate [or RC Certificate] surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of the Excess Distribution Certificate [or RC Certificate], but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Excess Distribution Certificate [or RC Certificate].

The preceding provisions of this Section notwithstanding, the Owner Trustee shall not be required to make and the Certificate Registrar need not register transfers or exchanges of the Excess Distribution Certificate [or RC Certificate] for a period of 15 days preceding any Distribution Date with respect to the Excess Distribution Certificate [or RC Certificate, as applicable].

[Neither] [T][t]he Excess Distribution Certificate [nor the RC Certificate] (including any beneficial interest therein) may [not] be acquired by or for the account of (i) any Benefit Plan, (ii) any person who is not a United States person within the meaning of Section 7701(a)(30) of the Code, or (iii) any “pass-thru entity” referred to in Section 1(h)(10)(D), (E) or (F) of the Code, the income of which pass-thru entity is includible directly or indirectly through one or more other such pass-thru entities by any person referred to in clause (ii) above.  By accepting and holding the Excess Distribution Certificate [or the RC Certificate], the holder hereof shall be deemed to have represented and warranted that it is not acquiring the Excess Distribution Certificate [or the RC Certificate, as applicable,] by or for the account of any entity in violation of the above restrictions, and to have agreed that if such restrictions are violated, the holder will promptly dispose of the Excess Distribution Certificate [or the RC Certificate, as applicable].

(d)           Mutilated, Destroyed, Lost or Stolen Excess Distribution Certificate [or RC Certificate].  If (i) a mutilated Excess Distribution Certificate [or RC Certificate] shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of the Excess Distribution Certificate [or RC Certificate, as applicable,] and (ii) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Trust harmless, then in the absence of notice that such Excess Distribution Certificate [or RC Certificate, as applicable,] shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver (or shall cause [________] as its authenticating agent to authenticate and deliver), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Excess Distribution Certificate [or RC Certificate, as applicable,] a new Excess Distribution Certificate [or RC Certificate, as applicable,] of like tenor.  In connection with the issuance of any new Excess Distribution Certificate [or RC Certificate] under this Section, the Owner Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Excess Distribution Certificate issued pursuant to this paragraph shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Excess Distribution Certificate shall be found at any time.  [Any duplicate RC Certificate issued pursuant to this paragraph shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen RC Certificate shall be found at any time.]

(e)           Persons Deemed Owners.  Prior to due presentation of the Excess Distribution Certificate [or RC Certificate] for registration of transfer, the Owner Trustee and the Certificate Registrar and any agent of either of them may treat the Person in whose name the Excess Distribution Certificate [or RC Certificate, as applicable,] shall be registered in the Certificate Register as the owner of such Excess Distribution Certificate [or RC Certificate, as applicable,] for the purpose of receiving distributions thereon and for all other purposes whatsoever, and neither the Owner Trustee, the Certificate Registrar nor any agent thereof shall be bound by any notice to the contrary.

(f)           Maintenance of Office or Agency.  The Certificate Registrar shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where the Excess Distribution Certificate [and RC Certificate] may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Excess Distribution Certificate [and RC Certificate] may be served.

(g)           Appointment of Certificate Paying Agent.  The Certificate Paying Agent shall make distributions to [(i)] the Excess Distribution Certificateholder from the amounts received from the Indenture Trustee pursuant to Sections 2.8(n) and 2.9(f) of the Administration Agreement, and [(ii) the RC Certificateholder from the amounts received from the Indenture Trustee pursuant to Sections 2.8(m) and 2.9(f) of the Administration Agreement and shall report the amounts of such distributions to the Indenture Trustee (if the Certificate Paying Agent is not the Indenture Trustee)].  Any Certificate Paying Agent shall have the revocable power to receive such funds from the Indenture Trustee for the purpose of making the distributions referred to above.  The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect.  The Certificate Paying Agent shall initially be the Indenture Trustee, and any co-paying agent chosen by the Owner Trustee and consented to by the Administrator (which consent shall not be unreasonably withheld).  The Indenture Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days’ written notice to the Owner Trustee.  In the event that the Indenture Trustee shall no longer be the Certificate Paying Agent, the Owner Trustee (at the written direction of the Administrator) shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company).  The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment to the Excess Distribution Certificateholder in trust for the benefit of such holder until such sums shall be paid to such holder.  The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee.  The provisions of Articles VI and VIII of the Indenture shall apply to the Indenture Trustee also in its role as Certificate Paying Agent, for so long as the Indenture Trustee shall act as Certificate Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder.  Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

(h)           Restrictions on Transfer of the Excess Distribution Certificate.

(i)           The Excess Distribution Certificate may be transferred to any Affiliate of the Depositor, without any requirement to provide any officer’s certificates or legal opinions that would otherwise be required if such proposed transfer was being made to a Person who is not an Affiliate of the Depositor; provided that, after the date hereof, upon the request of the Administrator, any such proposed transferee of the Excess Distribution Certificate that is an Affiliate of the Depositor shall provide to the Administrator an opinion of counsel to the effect that if such Affiliate were to become a debtor in a case under the United States Bankruptcy Code, a federal court with jurisdiction over such bankruptcy case, exercising reasonable judgment after full consideration of all relevant factors, would not order the substantive consolidation of the assets and liabilities of the Trust with those of such Affiliate.

(ii)           Except as provided above, the Excess Distribution Certificate shall not be sold, pledged, transferred or assigned except as provided below:

(A)           The Excess Distribution Certificate has not been registered or qualified under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities law.  No transfer, sale, pledge or other disposition of the Excess Distribution Certificate or any interest therein shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification, the Owner Trustee shall require, in order to assure compliance with such laws, that the prospective transferor and transferee each certify to the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor, in writing, the facts surrounding the transfer.  Such certifications shall be substantially in the forms of Exhibit C hereto and Exhibit D-1 or D-2 hereto, as applicable.  In the event that such a transfer is to be made within two years from the date of the initial issuance of the Excess Distribution Certificate pursuant hereto (other than a transfer as to which the proposed transferee has provided a certificate in the form of Exhibit D-2), the Owner Trustee in its sole discretion, may require that there shall also be delivered to the Owner Trustee, the Certificate Registrar, the Administrator, or, if it is not the proposed transferor, the Depositor, at the expense of the transferor, an opinion of counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws.  Any such opinion of counsel shall not be an expense of the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor.  None of the Depositor, the Administrator, the Certificate Registrar or the Owner Trustee is obligated to register or qualify the Excess Distribution Certificate under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of the Excess Distribution Certificate without registration or qualification.  Any such Excess Distribution Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor, against any liability that may result if the transfer is not so exempt or is made in accordance with such applicable federal and state laws.

(B)           No transfer of the Excess Distribution Certificate will be registered by the Owner Trustee or the Certificate Registrar unless the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor receives a representation from the proposed transferee of the Excess Distribution Certificate, substantially in the form of Exhibit D-1 or D-2, as the case may be, that such transferee is not acquiring the Excess Distribution Certificate by or for the account of any entity in violation of the restrictions set forth in the final paragraph of Section 3.3(c) above.  If any proposed transferee shall become an Excess Distribution Certificateholder in violation of these provisions, then the last preceding permitted transferee shall be restored, to the extent permitted by law, to all rights as Excess Distribution Certificateholder, retroactive to the date of registration of such transfer of the Excess Distribution Certificate.  Neither the Owner Trustee nor the Certificate Registrar shall have any liability to any person for any registration or transfer of the Excess Distribution Certificate that is not permitted or for making any payments due on the Excess Distribution Certificate to the holder thereof or for taking any action with respect to such holder under this Agreement.  Any proposed transferee who becomes an Excess Distribution Certificateholder shall agree to indemnify the Owner Trustee, the Certificate Registrar, [each Swap Counterparty,] the Administrator, and, if it is not the proposed transferor, the Depositor, against any loss, damage or penalty incurred as a result of the transfer of the Excess Distribution Certificate to such proposed transferee in violation of such restrictions.

(C)           The prospective transferee shall be aware that the Excess Distribution Certificate shall bear legends referring to the restrictions contained in sub-clauses (A) and (B) above and by its acceptance of an Excess Distribution Certificate agrees to abide by such restrictions.

(D)           The prospective transferee shall deliver an opinion of counsel addressed to the Owner Trustee, [each Swap Counterparty,] the Administrator, and, if it is not the proposed transferor, the Depositor, to the effect that, (1) as a matter of federal income tax law, such prospective transferee is permitted to accept the transfer of the Excess Distribution Certificate, (2) such transfer or pledge would not jeopardize the tax treatment of the Trust, (3) such transfer or pledge would not subject the Trust to any entity-level tax, (4) such transfer or pledge would not jeopardize the status of the Notes as debt for all purposes, and (5) such pledge or transfer would not cause the Trust to be treated, for federal income tax purposes, as an association or a publicly traded partnership taxable as a corporation.

(E)           No pledge or transfer of the Excess Distribution Certificate shall be effective unless such purchase or transfer is to a single beneficial owner.

(iii)           Any Excess Distribution Certificateholder, as evidenced by its agreement to accept the rights conferred under the Excess Distribution Certificate, is hereby deemed to accept and succeed to all obligations of the Depositor under this Agreement.

(i)           [Restrictions on Transfer of the RC Certificate.  On the Closing Date, the RC Certificate will be issued to the Depositor.  During the Risk Retention Restricted Period, the RC Certificate will be held by the Depositor or may be transferred to the Sponsor or a majority-owned Affiliate of the Sponsor (each of the Sponsor and any majority-owned Affiliate of the Sponsor, an “RC Eligible Affiliate”) in compliance with Regulation RR; provided that any such transferee agrees in writing not to transfer the RC Certificate during the Risk Retention Restricted Period except in compliance with Regulation RR.  Subject to the foregoing, in accordance with European risk retention, the RC Certificate may be transferred to the Depositor or to any Affiliate of the Depositor with whom the Depositor is consolidated for accounting purposes, without any requirement to provide any officer’s certificates or legal opinions; provided that, after the date hereof, upon the request of the Administrator, any such proposed transferee of the RC Certificate that is the Depositor or an Affiliate of the Depositor shall provide to the Administrator an Opinion of Counsel to the effect that if such transferee were to become a debtor in a case under the United States Bankruptcy Code, a federal court with jurisdiction over such bankruptcy case, exercising reasonable judgment after full consideration of all relevant factors, would not order the substantive consolidation of the assets and liabilities of the Trust with those of the transferee.

At any time after the Risk Retention Restricted Period, as shall be evidenced by the receipt by the Indenture Trustee, the Trust and the Administrator of a reasonably acceptable Opinion of Counsel, the RC Certificate shall not be sold, pledged, transferred or assigned to a party that is not the Depositor, the Sponsor or a majority-owned Affiliate of the Sponsor except as provided below:

(i)           The RC Certificate has not been registered or qualified under the Securities Act or any state securities law.  No transfer, sale, pledge or other disposition of the RC Certificate or any interest therein shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification, the Owner Trustee shall require, in order to assure compliance with such laws, that the prospective transferor and transferee each certify to the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor, in writing, the facts surrounding the transfer.  Such certifications shall be substantially in the forms of Exhibit C and Exhibit D-1 or D-2 hereto, as applicable.  In the event that such a transfer is to be made within two years from the date of the initial issuance of the RC Certificate pursuant hereto (other than a transfer as to which the proposed transferee has provided a certificate in the form of Exhibit D-2), the Owner Trustee in its sole discretion, may require that there shall also be delivered to the Owner Trustee, the Certificate Registrar, the Administrator, or, if it is not the proposed transferor, the Depositor, at the expense of the transferor, an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws.  Any such Opinion of Counsel shall not be an expense of the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor.  None of the Depositor, the Administrator, the Certificate Registrar or the Owner Trustee is obligated to register or qualify the RC Certificate under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of the RC Certificate without registration or qualification.  Any such RC Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor, against any liability that may result if the transfer is not so exempt or is made in accordance with such applicable federal and state laws.

(ii)           No transfer of the RC Certificate will be registered by the Owner Trustee or the Certificate Registrar unless the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor receives a representation from the proposed transferee of the RC Certificate, substantially in the form of Exhibit D-1 or D-2, as the case may be, that such transferee is not acquiring the RC Certificate by or for the account of any entity in violation of the restrictions set forth in the final paragraph of Section 3.3(c) above.  If any proposed transferee shall become an RC Certificateholder in violation of these provisions, then the last preceding permitted transferee shall be restored, to the extent permitted by law, to all rights as the RC Certificateholder, retroactive to the date of registration of such transfer of the RC Certificate.  Neither the Owner Trustee nor the Certificate Registrar shall have any liability to any person for any registration or transfer of the RC Certificate that is not permitted or for making any payments due on the RC Certificate to the holder thereof or for taking any action with respect to such holder under this Agreement.  Any proposed transferee who becomes an RC Certificateholder shall agree to indemnify the Owner Trustee, the Certificate Registrar, the Administrator, and, if it is not the proposed transferor, the Depositor, against any loss, damage or penalty incurred as a result of the transfer of the RC Certificate to such proposed transferee in violation of such restrictions.

(iii)           The prospective transferee shall be aware that the RC Certificate shall bear legends referring to the restrictions contained in sub-clauses (i) and (ii) above and by its acceptance of the RC Certificate agrees to abide by such restrictions.

(iv)           The prospective transferee shall deliver an Opinion of Counsel addressed to the Owner Trustee, the Administrator, and, if it is not the proposed transferor, the Depositor, to the effect that, (1) as a matter of federal income tax law, such prospective transferee is permitted to accept the transfer of the RC Certificate, (2) such transfer or pledge would not jeopardize the tax treatment of the Trust, (3) such transfer or pledge would not subject the Trust to any entity-level tax, (4) such transfer or pledge would not jeopardize the status of the Notes as debt for all purposes, and (5) such pledge or transfer would not cause the Trust to be treated, for federal income tax purposes, as an association or a publicly traded partnership taxable as a corporation.

(v)           [No pledge or transfer of the RC Certificate shall be effective unless such pledge or transfer is to a single beneficial owner.]]

(j)           [Separation of the Excess Distribution Certificate and the RC Certificate.  If the Excess Distribution Certificate and the RC Certificate are separately held by entities that are not considered the same entity for federal income tax purposes, the Depositor, the Indenture Trustee and the Owner Trustee will take the position that the Trust will be reclassified as a partnership for federal income tax purposes.  Accordingly, the Depositor, the Indenture Trustee and the Owner Trustee will treat the Excess Distribution Certificateholder and the RC Certificateholder as partners (each a “Partner” and together, the “Partners”) in a partnership consisting of the Trust (referred to in this Section 3.3(j) as the “Partnership” for federal, state and local income tax purposes).  In such case, the following provisions shall apply:

(i)           All Partnership powers relating to federal, state or local tax shall be exercised by or under the authority of the Excess Distribution Certificateholder, including, but not limited to, the engagement of tax counsel, accountants and other third parties in the preparation and filing of federal, state or local tax returns of the Partnership.

(ii)           The Excess Distribution Certificateholder shall cause to be kept full and accurate books and records of the Partnership for purpose of preparing federal, state and local income tax returns of the Partnership.  The books and records of the Partnership shall be kept on the accrual basis.  The taxable year of the Partnership shall be the taxable year of the Excess Distribution Certificateholder.

(iii)           The Excess Distribution Certificateholder shall, on behalf of the Partnership, timely prepare and file federal, state and local income tax returns of the Partnership.  The RC Certificateholder shall cooperate in any manner necessary with the Excess Distribution Certificateholder with respect to any relevant tax requirements, and shall provide any information and deliver properly completed forms and documentation reasonably required by the Excess Distribution Certificateholder.

(iv)           Expenses incurred with respect to the preparation and filing of federal, state or local tax returns of the Partnership shall be shared by the Excess Distribution Certificateholder and the RC Certificateholder in proportion to their economic interests in the Partnership.  The Excess Distribution Certificateholder shall be entitled to reimbursement by the RC Certificateholder to the extent that the Excess Distribution Certificateholder has incurred more than its proportionate share of the reasonable direct and indirect expenses for the preparation and filing of federal, state or local tax returns of the Partnership, including, but not limited to, legal and accounting expenses and payments (or the prorated portions thereof) to third parties engaged for the preparation and filing of federal, state or local tax returns of the Partnership.

(v)           As soon as practicable after the close of each year, the Excess Distribution Certificateholder shall send to the RC Certificateholder a Form K-1 and all other tax information relating to the Partnership to assist the RC Certificateholder in completing and filing its federal, state and local income tax returns.

(vi)           The Excess Distribution Certificateholder is authorized to make any and all elections for federal, state, local and foreign tax purposes.

(vii)           If applicable, the Excess Distribution Certificateholder shall be designated “tax matters partner,” as defined in Section 6231(a)(7) of the Code, and in any similar capacity under state or local law.  The Excess Distribution Certificateholder shall, to the extent provided in Sections 6221 through 6231 of the Code, be authorized and required to represent the Partnership and the Partners before taxing authorities or courts of competent jurisdiction in tax matters affecting the Partnership and the Partners in their capacities as Partners, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Partners with respect to such tax matters or otherwise affect the rights of the Partnership and the Partners.]

(k)           [Covenants of the Depositor with respect to the RC Certificate.  The Depositor hereby undertakes to the Owner Trustee on behalf of the Trust that:

(i)           [It shall notify the Issuer and the Administrator promptly of: (1) any change in the identity of the entity holding the RC Certificate, (2) if the form of European risk retention currently represented by the RC Certificate as specified in sub-paragraph (d) of Article 405(1) and paragraph (1) sub-paragraph (d) of Article 51 is changed to any other type specified in sub-paragraph (d) of Article 405(1) and paragraph (1) sub-paragraph (d) of Article 51, such other type; and (3) any breach of the Depositor’s agreement to retain the RC Certificate with either the Depositor or Affiliate of the Depositor that is consolidated with it for accounting purposes.]

(ii)           [If the form of European risk retention currently represented by the RC Certificate as specified in sub-paragraph (d) of Article 405(1) and paragraph (1) sub-paragraph (d) of Article 51 is changed to any other type specified in sub-paragraph (d) of Article 405(1) and paragraph (1) sub-paragraph (d) of Article 51, it will cause the Trust, or the Administrator on behalf of the Trust, to publish a notice of such change [with the Irish Stock Exchange] [in a leading newspaper having general circulation in Luxembourg (which is expected to be Luxemburger Wort) and/or on the Luxembourg Stock Exchange’s website at http://www.bourse.lu.]]

(iii)           [It will provide, or will cause the Trust or the Administrator on behalf of the Trust to provide, to the Indenture Trustee confirmation of compliance with the provisions of Article 405(1) and Article 51 concerning the retention of a material net economic interest (1) on a monthly basis and (2) at any time upon the notification by the Administrator to the Depositor (a) that the Administrator has determined that the performance of the Notes or the risk characteristics of the Notes or of the Trust Student Loans has materially changed or (b) following a breach of the obligations as set forth in the Basic Documents entered into by the Depositor and the Trust in connection with the Notes and the Trust Student Loans, which confirmation shall be set forth in the Administrator’s Certificate described in Section 3.1 of the Administration Agreement.]

(iv)           [It will retain, or act to ensure that an Affiliate consolidated with it for accounting purposes will retain, the RC Certificate as set forth in Section 3.3(i) of this Agreement in compliance with Article 405(1) and Article 51.]

(v)           With respect to the RC Certificate, the RC Certificateholder shall not, and shall not permit any of its Affiliates to, sell, hedge or otherwise mitigate its credit risk under or associated with the material net economic interest retained by it or the Trust Student Loans, except to the extent permitted in accordance with [Article 405(1) and Article 51 and], during the Risk Retention Restricted Period, Regulation RR.]

ARTICLE IV

Actions by Owner Trustee

SECTION 4.1      Prior Notice to the Excess Distribution Certificateholder With Respect to Certain Matters.  With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Excess Distribution Certificateholder and each of the Rating Agencies then rating the Notes [and, with respect to clauses (c) and (d) below, the RC Certificateholder,] in writing of the proposed action and the Excess Distribution Certificateholder [and, with respect to clauses (c) and (d) below, the RC Certificateholder,] shall not have notified the Owner Trustee in writing prior to the 30th calendar day after such notice is given to the Excess Distribution Certificateholder [and, if applicable, the RC Certificateholder,] that it has withheld consent or provided alternative direction:

(a)
the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Trust Student Loans) and the compromise of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of Trust Student Loans);

(b)	the amendment of the Indenture by a supplemental indenture in circumstances where the consent of the Noteholders is required;

(c)
the amendment of the Indenture by a supplemental indenture in circumstances where the consent of the Noteholders is not required and such amendment materially adversely affects the interests of the Excess Distribution Certificateholder [or the RC Certificateholder]; or

(d)
[the amendment of any Swap Agreement in circumstances where the consent of any class of Noteholders is required or in circumstances where the consent of the Noteholders is not required but where such amendment materially adversely affects the interest of the Excess Distribution Certificateholder [or the RC Certificateholder].]

SECTION 4.2      Action with Respect to Sale of the Trust Student Loans.  The Owner Trustee shall not have the power, except upon the written direction of the Excess Distribution Certificateholder and except as expressly provided in the Basic Documents, to sell the Trust Student Loans after the payment in full of the Notes [and the RC Certificate].

SECTION 4.3      Action with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior approval of the Excess Distribution Certificateholder and the delivery to the Owner Trustee by the Excess Distribution Certificateholder of a certificate certifying that the Excess Distribution Certificateholder reasonably believes that the Trust is insolvent; provided, however, that nothing herein shall be deemed to prohibit the Owner Trustee from filing a claim in, or otherwise participating in, any bankruptcy proceeding filed against the Trust.

SECTION 4.4      Restrictions.  Neither the Depositor nor the Excess Distribution Certificateholder [or the RC Certificateholder] shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be permitted to follow any such direction, if given.

ARTICLE V

Application of Trust Funds; Certain Duties

SECTION 5.1      Application of Trust Funds.

(a)           [Solely on the final Distribution Date, the Certificate Paying Agent shall distribute to the RC Certificateholder any amounts payable in respect of the RC Certificate in accordance with the Administration Agreement.]

(b)           On each Distribution Date, the Certificate Paying Agent shall distribute to the Excess Distribution Certificateholder any amounts payable in respect of the Excess Distribution Certificate in accordance with the Administration Agreement.

(c)           In the event that any withholding tax is imposed on the Trust’s payment to the Excess Distribution Certificateholder, such tax shall reduce the amount otherwise distributable on the Excess Distribution Certificate.

SECTION 5.2      Method of Payment.  Distributions required to be made to the Excess Distribution Certificateholder [or the RC Certificateholder, as applicable,] on any Distribution Date shall be made to the holder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such holder at a bank or other entity having appropriate facilities therefor, if such holder shall have provided to the Certificate Registrar appropriate written instructions signed by two authorized officers, if any, at least five Business Days prior to such Distribution Date, or, if not, by check mailed to such holder at the address of such holder appearing in the Certificate Register.

SECTION 5.3      No Segregation of Moneys; No Interest.  Subject to Section 5.1, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Administration Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

SECTION 5.4      Reports to the Excess Distribution Certificateholder, the Internal Revenue Service and Others.  The Owner Trustee shall provide (or cause to be provided) any reports or other information required to be provided by the Owner Trustee or the Trust to the Excess Distribution Certificateholder [and the RC Certificateholder, as applicable,] pursuant to the Code, the regulations promulgated thereunder or other applicable law.  In addition, the Owner Trustee shall provide (or cause to be provided) any information concerning the Excess Distribution Certificate [or the RC Certificate, as applicable,] to the Internal Revenue Service or other taxing authority as required of the Owner Trustee or the Trust under the Code, the regulations promulgated thereunder or other applicable law.  The Owner Trustee shall be entitled to hire an independent accounting firm to perform the functions described in this Section 5.4, the reasonable fees and expenses of which shall be paid by the Depositor.

ARTICLE VI

Authority and Duties of Owner Trustee

SECTION 6.1      General Authority.  The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee’s execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Notes in the aggregate principal amount of $[__].  The Eligible Lender Trustee is also authorized and directed on behalf of the Trust to acquire all Trust Student Loans to be sold by the Depositor, with beneficial ownership to be held by the Trust.

In addition to the foregoing, the Owner Trustee is hereby authorized and directed to take all actions required of the Trust pursuant to the Basic Documents (including without limitation, actions required under (i) Sections 5.1(d), 5.3, 6.1(c), 8.4, 8.5(d) and 8.9 of the Administration Agreement, (ii) Sections 3.1, 3.2(D), 3.5(A), 3.11(A), 5.1, 6.1 and 7.1 of the Servicing Agreement and (iii) Section 12.1 of the Indenture), and the Owner Trustee hereby agrees to undertake such actions on behalf of the Trust.  The Owner Trustee is further authorized from time to time to take such action as the Administrator directs or instructs, in writing, with respect to the Basic Documents and is directed to take such action to the extent that the Administrator is expressly required pursuant to the Basic Documents to cause the Owner Trustee to act.

SECTION 6.2      General Duties.  It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Noteholders[, the RC Certificateholder] and the Excess Distribution Certificateholder subject to and in accordance with the provisions of this Agreement and the other Basic Documents.  Without limiting the foregoing, the Owner Trustee shall on behalf of the Trust file and prove any claim or claims that may exist on behalf of the Trust against the Depositor in connection with any claims paying procedure as part of an insolvency or a receivership proceeding involving the Depositor.  Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.  Except as expressly provided in the Basic Documents, the Owner Trustee shall have no obligation to administer, service or collect the Trust Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Trust Student Loans.

SECTION 6.3      Action Upon Instruction.

(a)           [Reserved].

(b)           The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof, any other Basic Document or is otherwise contrary to law.

(c)           Whenever the Owner Trustee is unable to determine the appropriate course of action between alternative courses and actions permitted or required by the terms of this Agreement or under any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Depositor requiring instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Depositor received, the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement, the other Basic Documents, as it shall deem to be in the best interests of the Excess Distribution Certificateholder [and the RC Certificateholder], and shall have no liability to any Person for such action or inaction.

(d)           In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement, any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Depositor requesting written instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such written instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interest of the Excess Distribution Certificateholder [and the RC Certificateholder], and shall have no liability to any Person for such action or inaction.

SECTION 6.4      No Duties Except as Specified in this Agreement or in Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, service, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document.  The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, [________], in its individual capacity or as the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

SECTION 6.5      No Action Except Under Specified Documents or Instructions.  The Owner Trustee shall not otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement (including pursuant to instructions received from the Administrator, the Depositor[,] [or] the Excess Distribution Certificateholder [or the RC Certificateholder], as set forth in this Agreement), (ii) in accordance with the other Basic Documents to which it is a party and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

SECTION 6.6      Restrictions.  The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust’s becoming taxable as a corporation for federal income tax purposes.  [None of][Neither] the Depositor[,] [nor] the Excess Distribution Certificateholder [or the RC Certificateholder] shall direct the Owner Trustee to take action that would violate the provisions of this Section.

ARTICLE VII

Concerning the Owner Trustee

SECTION 7.1      Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement.  The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Agreement and the other Basic Documents.  The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)           the Owner Trustee shall not be liable for any error of judgment, except for such error resulting from willful misconduct or negligence as set forth in the preceding paragraph, made by an Authorized Officer of the Owner Trustee;

(b)           the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction or instructions of the Administrator, the Depositor[,] [or] the Excess Distribution Certificateholder [or the RC Certificateholder];

(c)           no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)           under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes [and principal on the RC Certificate];

(e)           the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than (in the case of the Owner Trustee) the certificate of authentication on the Excess Distribution Certificate [and the RC Certificate], and the Owner Trustee shall not in any event assume or incur any liability, duty, or obligation to the Depositor, any Noteholder[, the RC Certificateholder] or the Excess Distribution Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

(f)           the Owner Trustee shall not be liable for, and shall have no duty to supervise or monitor, the action or inaction, default or misconduct of the Administrator, the Depositor, the Indenture Trustee, the Servicer [or any Swap Counterparty] under any of the other Basic Documents or otherwise, and the Owner Trustee shall not have any obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Servicing Agreement [or a Swap Counterparty under the related Swap Agreement];

(g)           the Owner Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement, any other Basic Document, at the request, order or direction of the Depositor, the Administrator[, the RC Certificateholder] or the Excess Distribution Certificateholder, unless the Depositor, the Administrator or such holder has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.  The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

(h)           in no event shall the Owner Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God; it being understood that the Owner Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance of their respective obligations as soon as practicable under the circumstances; and

(i)           in no event shall the Owner Trustee be responsible or liable for any special, indirect or consequential loss or damage of any kind whatsoever irrespective of whether the Owner Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 7.2      [Reserved].

SECTION 7.3      Representations and Warranties of the Owner Trustee.  The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Noteholders[,] [and] the Excess Distribution Certificateholder [and the RC Certificateholder], that:

(a)           It is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of [________]. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b)           It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by [one][two] of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)           Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

SECTION 7.4      Reliance; Advice of Counsel.

(a)           The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, direction, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)           In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel and accountants to be selected with reasonable care and employed by it.  The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel or accountants and not contrary to this Agreement or any other Basic Document.

SECTION 7.5      Not Acting in Individual Capacity.  Except as provided in this Article VII, in accepting the trusts hereby created, [________] is acting solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner

Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

SECTION 7.6      Owner Trustee Not Liable for Excess Distribution Certificate or Trust Student Loans.  The recitals contained herein and in the Excess Distribution Certificate [and the RC Certificate] (other than the signature of and, if applicable, authentication by the Owner Trustee on the Excess Distribution Certificate [or the RC Certificate, as applicable]) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, the Excess Distribution Certificate[, the RC Certificate] or any other Basic Document (other than the signature of and, if applicable, authentication by the Owner Trustee on the Excess Distribution Certificate [or the RC Certificate, as applicable]), or the Notes, or of any Trust Student Loan or related documents.  The Owner Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Trust Student Loan, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Excess Distribution Certificateholder [or the RC Certificateholder, as applicable,] under this Agreement or the Noteholders under the Indenture, including the existence and contents of any computer or other record of any Trust Student Loan; the validity of the assignment of any Trust Student Loan to the Eligible Lender Trustee on behalf of the Trust; the completeness of any Trust Student Loan; the performance or enforcement (except as expressly set forth in any Basic Document) of any Trust Student Loan; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action or inaction of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

SECTION 7.7      Owner Trustee May Own Notes.  The Owner Trustee, individually or in any other capacity, may become the owner or pledgee of Notes and may deal with the Depositor, the Excess Distribution Certificateholder[, the RC Certificateholder,] the Administrator, the Indenture Trustee or the Servicer in banking transactions with the same rights as it would have if it were not the Owner Trustee.

SECTION 7.8      Delaware Trustee Duties of the Owner Trustee.   The Owner Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the purpose of satisfying the requirement of Section 3807(a) of the Delaware Statutory Trust Act that the Trust have at least one trustee with a principal place of business in Delaware.  The duties of the Owner Trustee shall include (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware which the Owner Trustee is required to execute under Section 3811 of the Delaware Statutory Trust Act.  To the extent that, at law or in equity, the Owner Trustee has duties (including fiduciary duties) and liabilities relating thereto with respect to the Trust, the beneficial owners thereof or any other person, it is hereby understood and agreed by the other parties hereto that such duties and liabilities will be replaced by the duties and liabilities of the Owner Trustee expressly set forth in this Section 7.8.  In addition to the foregoing, the Owner Trustee also hereby agrees to execute and deliver all amendments or supplements to this Agreement, delivered to it for execution pursuant to Section 11.1, if such amendment or supplement does not materially or adversely affect the rights or duties of the Owner Trustee.

ARTICLE VIII

Compensation and Indemnity of the Owner Trustee

SECTION 8.1      Owner Trustee’s Fees and Expenses.  The Owner Trustee shall receive as compensation for its services hereunder such fees, if any, as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Administrator, to the extent provided in such separate agreement, for their other reasonable expenses (including the reasonable fees and expenses of counsel and independent accountants) hereunder.

SECTION 8.2      Payments to the Owner Trustee.  Any amounts paid to the Owner Trustee pursuant to Section 8.1 hereof or pursuant to Section 9 of the Sale Agreement, Section 4.2 of the Administration Agreement or Section 4.2 of the Servicing Agreement shall be deemed not to be a part of the Trust Estate immediately after such payment.

SECTION 8.3      Indemnity.  The Depositor shall cause the Administrator to indemnify the Owner Trustee in its individual capacity and any of its officer, directors, employees and agents as and to the extent provided for in Section 4.2 of the Administration Agreement.

ARTICLE IX

Termination of Trust Agreement

SECTION 9.1      Termination of Trust Agreement.

(a)           This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect upon (1) the final distribution by the Certificate Paying Agent of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Administration Agreement and Article V hereof and (2) the filing of the certificate of cancellation by the Owner Trustee pursuant to Section 9.1(c) below.  The bankruptcy, liquidation, dissolution, death or incapacity of the Excess Distribution Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such holder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)           Except as provided in Section 9.1(a), none of the Depositor, any Noteholder, the Excess Distribution Certificateholder [or the RC Certificateholder] shall be entitled to revoke or terminate the Trust.

(c)           Upon final distribution of any funds remaining in the Trust, the Owner Trustee shall execute and file a certificate of cancellation (to be prepared by the Administrator) of the Trust’s certificate of trust pursuant to Section 3810(c) of the Delaware Statutory Trust Act.

ARTICLE X

Successor Owner Trustees and

Additional Owner Trustees

SECTION 10.1      Eligibility Requirements for Owner Trustee.  The Owner Trustee shall at all times be a corporation (i) having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by federal or state authorities; (ii) having (or having a parent which has) a rating in respect of its long-term senior unsecured debt of at least “BBB-” (or the equivalent) by each of the Rating Agencies then rating the Notes (or which, if the long-term senior unsecured debt of such corporation or association is not rated by any Rating Agency then rating the Notes, shall have provided to the Indenture Trustee written confirmation from such Rating Agency that the appointment of such corporation or association to serve as Owner Trustee will not result in and of itself in a reduction or withdrawal of the then current rating of any of the Notes); and (iii) satisfying the provisions of Section 3807(a) of the Delaware Statutory Trust Act.  If the Owner Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of the Owner Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

SECTION 10.2      Resignation or Removal of the Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator.  Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee meeting the eligibility requirements of Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

If at any time the Owner Trustee shall cease to be or shall be likely to cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time an Insolvency Event with respect to the Owner Trustee shall have occurred and be continuing, then the Administrator may remove the Owner Trustee.  If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and payment of all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3, payment of all fees and expenses owed to the outgoing Owner Trustee and the filing of a certificate of amendment to the Trust’s certificate of trust pursuant to Section 3810(b) of the Delaware Statutory Trust Act.  The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies then rating the Notes.

SECTION 10.3      Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents, statements, moneys and properties held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept such appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to the Excess Distribution Certificateholder, the Indenture Trustee, the Noteholders[, the RC Certificateholder,] and the Rating Agencies then rating the Notes [and each Swap Counterparty].   If the Administrator shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

SECTION 10.4      Merger or Consolidation of Owner Trustee.  Any corporation or association into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation or association succeeding to all or substantially all the corporate trust business of the Owner Trustee shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee hereunder; provided that such corporation or association shall be eligible pursuant to Section 10.1; and provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies then rating the Notes not less than 15 days prior to the effective date thereof and the Owner Trustee shall file an amendment to the Certificate of Trust as required under the Delaware Statutory Trust Act.

SECTION 10.5      Appointment of Co-Owner Trustee or Separate Owner Trustee.  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable.  If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to clauses (iv), (v) and (vi) of Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)           all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, solely at the written direction of the Owner Trustee;

(ii)           no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii)           the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE XI

Miscellaneous

SECTION 11.1      Supplements and Amendments.  This Agreement may be amended by the Owner Trustee and the Indenture Trustee, with prior written notice to the Rating Agencies then rating the Notes, without the consent of any of the Noteholders, the Excess Distribution Certificateholder [or the RC Certificateholder] [or any Swap Counterparty], (i) to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or modifying in any manner the rights of the Noteholders, the Excess Distribution Certificateholder [or the RC Certificateholder] [or any Swap Counterparty]; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholders, the Excess Distribution Certificateholder [or the RC Certificateholder] whose consent has not been obtained [or any Swap Counterparty] or (ii) to correct any manifest error in the terms of this Agreement as compared to the terms expressly set forth in the Prospectus.

This Agreement may also be amended from time to time by the Owner Trustee and the Indenture Trustee, with prior written notice to the Rating Agencies then rating the Notes, with the consent of (i) the Class A Noteholders evidencing not less than a majority of the Outstanding Amount of the Class A Notes and (ii) the Class B Noteholders evidencing not less than a majority of the Outstanding Amount of the Class B Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Class A Noteholders or Class B Noteholders, as the case may be; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Trust Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of any class of the Notes required to consent to any such amendment, without the consent of all of the Noteholders representing 100% of the Outstanding Amount of such class of Notes; and provided, further, that any action taken under this paragraph shall not adversely affect in any material respect the interests of the Excess Distribution Certificateholder [or RC Certificateholder, as applicable,] unless the Excess Distribution Certificateholder [or the RC Certificateholder, as applicable,] shall have consented thereto in writing.

Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Excess Distribution Certificateholder, [the RC Certificateholder,] the Indenture Trustee [, each Swap Counterparty] and each of the Rating Agencies then rating the Notes.

It shall not be necessary for the consent of the Noteholders, [the RC Certificateholder][, any Swap Counterparty] or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s Certificate from the Depositor stating that all conditions precedent to the execution of such amendment have been met or otherwise satisfied.  The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

SECTION 11.2      No Legal Title to Trust Estate in the Excess Distribution Certificateholder. The Excess Distribution Certificateholder shall not have legal title to any part of the Trust Estate. The Excess Distribution Certificateholder shall be entitled to receive distributions with respect to its undivided beneficial ownership interest therein only in accordance with Section 3.3 of this Agreement.  No transfer, by operation of law or otherwise, of any right, title, or interest of the Excess Distribution Certificateholder to and in its beneficial ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.  [The RC Certificate shall possess an unsecured interest in the Trust Estate to the extent of its outstanding principal balance, but shall in all respects be subordinate to the payment priorities and claims of the Noteholders and all other parties possessing a security interest or secured claim in the Trust Estate.  The claim of the RC Certificateholders on the Trust Estate shall be, in all instances, subordinate to the claims of all other parties to the Basic Documents other than the interest, if any, of the Excess Distribution Certificateholder.  The provisions of this Section constitute a subordination agreement for purposes of Section 510(a) of the United States Bankruptcy Code, as amended from time to time (11 U.S.C. §§ 101 et seq.).]

SECTION 11.3      Limitations on Rights of Others.  The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Excess Distribution Certificateholder, the Administrator and, to the extent expressly provided herein, the Indenture Trustee, the Noteholders [and the RC Certificateholder] [and each Swap Counterparty], and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.4      Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee),

(a)           if to the Owner Trustee, addressed to its Corporate Trust Office;

(b)           if to the Depositor, addressed to Navient Funding, LLC, 2001 Edmund Halley Drive, Reston, Virginia 20191; or

(c)           as to each party, at such other address as shall be designated by such party in a written notice to each other party.

SECTION 11.5      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.6      Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.7      Successors and Assigns.  All covenants and agreements contained herein shall be binding upon and inure to the benefit of, the Depositor and its successors, the Owner Trustee and its successors, each Excess Distribution Certificateholder and its successors and permitted assigns[, and each RC Certificateholder and its successors and permitted assigns, all as herein provided].  Any request, notice, direction, consent, waiver or other instrument or action by a Noteholder, the Excess Distribution Certificateholder [or the RC Certificateholder] shall bind the successors and assigns of such holder.

SECTION 11.8      No Petition.

(a)           Neither the Depositor, nor any other Excess Distribution Certificateholder [or the RC Certificateholder] (as evidenced by acceptance of its Excess Distribution Certificate [or the RC Certificate, as applicable]) will institute against the Trust, at any time, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Excess Distribution Certificate, [the RC Certificate,] the Notes, this Agreement or any of the other Basic Documents.  The foregoing shall not limit the rights of the Depositor, nor any Excess Distribution Certificateholder [or RC Certificateholder, as applicable,] to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Trust by a Person other than the Depositor or such other Excess Distribution Certificateholder [or RC Certificateholder, as applicable].

(b)           The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, the Excess Distribution Certificateholder by accepting the Excess Distribution Certificate [and the RC Certificateholder by accepting the RC Certificate,] the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, [the RC Certificate,] this Agreement or any of the other Basic Documents.  The foregoing shall not limit the rights of the Indenture Trustee or the Owner Trustee, respectively, to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Trust by a Person other than the Indenture Trustee or the Owner Trustee, respectively.

SECTION 11.9      No Recourse.  Each Excess Distribution Certificateholder, by accepting its Excess Distribution Certificate, acknowledges that such holder’s certificate represents beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Eligible Lender Trustee, the Owner Trustee, the Indenture Trustee or any Affiliate thereof or any officer, director or employee of any thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Excess Distribution Certificate or the other Basic Documents.  [The Trust shall only be obligated to pay amounts due on the RC Certificate from cash actually received by the Trust from distributions on the Trust Estate after payment of all amounts due on the Notes pursuant to the Basic Documents.  The RC Certificateholder shall possess a claim on the Trust Estate, but such claim may be acted upon solely after, and the RC Certificateholder shall not commence any action to collect amounts due under the RC Certificate until, the Outstanding Amount of the Notes have been paid in full, the Lien of the Indenture has been extinguished and all other outstanding obligations of the Trust have been fully satisfied.  Until such time, the RC Certificate may not exercise any rights or remedies against the Trust Estate. Following repayment in full of the Notes and all other obligations of the Trust, provided that the RC Principal Balance shall be greater than zero, the RC Certificate shall succeed to the rights of the Noteholders granted to such parties under this Trust Agreement, including without limitation, consent rights, without any further action on the part of the RC Certificate.]

SECTION 11.10      Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.11      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 11.12      Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

ARTICLE XII

Compliance with Regulation AB

SECTION 12.1      Intent of the Parties; Reasonableness.  The Depositor, the Owner Trustee and the Indenture Trustee acknowledge and agree that the purpose of Article XII of this Agreement is to facilitate compliance by the Depositor and the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

None of the Depositor, the Owner Trustee or the Indenture Trustee shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Indenture Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Indenture Trustee and the Owner Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including any of its assignees or designees), any and all statements, reports, certifications, records, attestations, and any other information necessary in the good faith determination of the Depositor, to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Owner Trustee, Indenture Trustee or the servicing of the Trust Student Loans, reasonably believed by the Depositor to be necessary in order to effect such compliance.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

NAVIENT FUNDING, LLC,
as the Depositor

By: _______________________________
Name:
Title:

[________], as Owner Trustee

By: _______________________________
Name:
Title:

Acknowledged and agreed as to
Section 3.3(c) and Section 3.3(g)
of this Amended and Restated Trust Agreement

[________],

not in its individual capacity but solely
as Indenture Trustee acting as the initial
Certificate Paying Agent and Certificate Registrar

By: _______________________________
Name:
Title:

EXHIBIT A[-1]
[FORM OF EXCESS DISTRIBUTION CERTIFICATE]

EXCESS DISTRIBUTION CERTIFICATE
[SEE REVERSE FOR CERTAIN DEFINITIONS]

No. 1 [___]% Percentage Interest

THIS EXCESS DISTRIBUTION CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SERVICER, THE ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES OR ASSIGNEES.  THIS EXCESS DISTRIBUTION CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE INSURER.

THIS EXCESS DISTRIBUTION CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY UNITED STATES SECURITIES OR “BLUE SKY” LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (II) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON REGULATION D, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, OR (III) TO A PERSON IN A TRANSACTION THAT IS REGISTERED UNDER THE SECURITIES ACT OR THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS EXCESS DISTRIBUTION CERTIFICATE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE DEPOSITOR, THE ADMINISTRATOR AND THE OWNER TRUSTEE THAT:  IT IS EITHER A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, OR AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1)-(3) AND (7) OF REGULATION D UNDER THE SECURITIES ACT) OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS, OR THAT ITS PURCHASE OF THIS EXCESS DISTRIBUTION CERTIFICATE IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, AND THAT IT IS HOLDING THIS EXCESS

A-1

DISTRIBUTION CERTIFICATE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION.

NO TRANSFER OF THIS EXCESS DISTRIBUTION CERTIFICATE WILL BE REGISTERED (EXCEPT TO AN AFFILIATE OF THE DEPOSITOR) UNLESS THERE IS PROVIDED A REPRESENTATION SATISFACTORY TO THE OWNER TRUSTEE THAT THIS EXCESS DISTRIBUTION CERTIFICATE IS NOT BEING ACQUIRED BY OR FOR THE ACCOUNT OF (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA), WHETHER OR NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, WHETHER OR NOT SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY, (II) ANY PERSON WHO IS NOT A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE, OR (III) ANY “PASS-THRU ENTITY” REFERRED TO IN SECTION 1(h)(10)(D), (E) OR (F) OF THE CODE, THE INCOME OF WHICH PASS-THRU ENTITY IS INCLUDIBLE DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE PASS-THRU ENTITIES BY ANY PERSON REFERRED TO IN CLAUSE (II) ABOVE.

THIS EXCESS DISTRIBUTION CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY ENTITY IN VIOLATION OF THE RESTRICTIONS SET FORTH IN THE TWO IMMEDIATELY PRECEDING PARAGRAPHS.  THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

A-2

NAVIENT STUDENT LOAN TRUST 20[__]-[__]
EXCESS DISTRIBUTION CERTIFICATE

evidencing a fractional undivided beneficial interest in the Trust, as defined below, the property of which includes a pool of student loans sold to the Trust by Navient Funding, LLC on the Closing Date.

(This Excess Distribution Certificate does not represent an interest in or obligation of Navient Funding, LLC, the Servicer (as defined below), the Owner Trustee (as defined below) or any of their respective affiliates, except to the extent described below.)

THIS CERTIFIES THAT [__________] is the registered owner of a [__]% Percentage interest in this Excess Distribution Certificate.  The Navient Student Loan Trust 20[__]-[__] (the “Trust”) was formed under the laws of the State of Delaware by Navient Funding, LLC, a Delaware limited liability company (the “Depositor”).  The Trust was created pursuant to a short-form trust agreement, dated [_______], 20[__], between the Depositor and [___________] not in its individual capacity but solely as owner trustee (the “Owner Trustee”), as amended and restated pursuant to an Amended and Restated Trust Agreement, dated as of [_______], 20[__] (collectively, the “Trust Agreement”), among the Depositor, the Owner Trustee and [___________], a national banking association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”) acting as the initial Certificate Paying Agent and Certificate Registrar, a summary of certain of the pertinent provisions of which is set forth below.  To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture (defined below) and Appendix A to the Indenture.

Issued under the Indenture, dated as of [_______], 20[__], among the Trust, the Indenture Trustee and [___________], not in its individual capacity but solely as eligible lender trustee on behalf of the Trust (the “Eligible Lender Trustee”), are Notes designated as “Student Loan-Backed Notes” (the “Notes”).  This Excess Distribution Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Excess Distribution Certificate by virtue of the acceptance hereof assents and by which such holder is bound.  The property of the Trust includes a pool of student loans (the “Trust Student Loans”), all moneys paid thereunder on or after [_______], 20[__], certain bank accounts and the proceeds thereof and certain other rights under the Trust Agreement, the Eligible Lender Trust Agreement, the Sale Agreement, each Purchase Agreement, the Administration Agreement, [the Swap Agreement,] the Servicing Agreement and all proceeds of the foregoing.

To the extent of funds available therefor, amounts owing hereon will be distributed on the [25th] day of each calendar month (or, if such [25th] day is not a Business Day, the next succeeding Business Day) (each a “Distribution Date”), commencing [_______], 20[__], to the person in whose name this Excess Distribution Certificate is registered as of the close of business on the day immediately preceding the Distribution Date (such day the “Record Date”), in each case to the extent of such holder’s fractional and undivided beneficial interest in the amount to be distributed hereon on such Distribution Date pursuant to Sections 2.8(n) and 2.9(f) of the Administration Agreement.

A-3

The holder of this Excess Distribution Certificate acknowledges and agrees that its rights to receive distributions in respect of this Excess Distribution Certificate are subordinated to the rights of the Noteholders as described in the Basic Documents.

It is the intent of the Depositor, and the holder of this Excess Distribution Certificate that, for federal, state and local income and franchise tax, and financial accounting, purposes, (a) the Notes will be treated as newly-issued debt of the Trust, (b) the holder of this Excess Distribution Certificate will be treated as owning all of the remaining assets, and as assuming (but without assuming personal recourse to such Certificateholder) all of the liabilities (including the Notes), of the Trust and (c) such holder will be attributed all of the income, deductions, credits and other tax attributes of the Trust. The holder of this Excess Distribution Certificate agrees to report all relevant items on its tax return consistent with, and to take no action inconsistent with, the intended treatment indicated in the preceding sentence for such tax purposes.

The holder of this Excess Distribution Certificate, by its acceptance of this Excess Distribution Certificate, covenants and agrees that it will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to this Excess Distribution Certificate, the Notes, the Trust Agreement or any of the other Basic Documents.

Distributions on this Excess Distribution Certificate will be made as provided in the Administration Agreement to the holder of record hereof without the presentation or surrender of this Excess Distribution Certificate or the making of any notation hereon.  Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Excess Distribution Certificate will be made after due notice by the Administrator of the pendency of such distribution and only upon presentation and surrender of this Excess Distribution Certificate at the office or agency maintained for such purpose by the Certificate Registrar in the Borough of Manhattan, The City of New York or the [__________________].

Reference is hereby made to the further provisions of this Excess Distribution Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or its authenticating agent, by manual signature, this Excess Distribution Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Administration Agreement or be valid for any purpose.

A-4

           IN WITNESS WHEREOF, the Owner Trustee on behalf of the Trust and not in its individual capacity has caused this Excess Distribution Certificate to be duly executed as of the date set forth below.

NAVIENT STUDENT LOAN TRUST 20[__]-[__]

By:           [_____________], not in its individual
capacity but solely as Owner Trustee

By:______________________________
Authorized Signatory

Date: [______], 20[__]

A-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

           This is the Excess Distribution Certificate referred to in the within-mentioned Trust Agreement.

[_____________], not in its individual
capacity but solely as Owner Trustee

By:____________________________
      Authorized Signatory

OR

[_____________], solely in its
capacity as Authenticating Agent for the Owner Trustee

By:____________________________
      Authorized Signatory

Date: [______], 20[__]

A-6

           This Excess Distribution Certificate does not represent an obligation of, or an interest in, the Depositor, Navient Solutions, Inc., as servicer (in such capacity, the “Servicer”), Navient Solutions, Inc., as administrator (in such capacity, the “Administrator”), the Owner Trustee or the Indenture Trustee and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents.  In addition, this Excess Distribution Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Trust Student Loans, all as more specifically set forth in the Administration Agreement.  A copy of each of the Trust Agreement, the Eligible Lender Trust Agreement, the Sale Agreement, each Purchase Agreement, the Administration Agreement, the Servicing Agreement and the Indenture may be examined during normal business hours at the principal office of the Administrator, and at such other places, if any, designated by the Administrator, by the holder of this Excess Distribution Certificate upon request.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the certification of the rights and obligations of the Depositor and the rights of the holders of this Excess Distribution Certificate under the Trust Agreement at any time by the Depositor, the Owner Trustee and the Indenture Trustee with the consent of the holders of the Notes, each voting as a class evidencing not less than a majority of the outstanding principal balance of each class of the Notes.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Noteholders.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Excess Distribution Certificate is registerable in the Certificate Register upon surrender of this Excess Distribution Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York or the City of Minneapolis, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon a new Excess Distribution Certificate will be issued to the designated transferee.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Excess Distribution Certificate is exchangeable for a new Excess Distribution Certificate as requested by the holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Excess Distribution Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee or the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

This Excess Distribution Certificate (including any beneficial interest herein) may not be acquired by or for the account of (i) any Benefit Plan, (ii) any Person who is not a United States person within the meaning of Section 7701(a)(30) of the Code, or (iii) any “pass-thru entity”

A-7

referred to in Section 1(h)(10)(D), (E) or (F) of the Code, the income of which pass-thru entity is includible directly or indirectly through one or more other such pass-thru entities by any person referred to in clause (ii) above.  By accepting and holding this Excess Distribution Certificate, the holder hereof shall be deemed to have represented and warranted that it is not acquiring this Excess Distribution Certificate by or for the account of any entity in violation of the above restrictions, and to have agreed that if such restrictions are violated, the holder will promptly dispose of this Excess Distribution Certificate.

The holder of this Excess Distribution Certificate shall be deemed to have agreed to provide the Certificate Paying Agent with the Noteholder Tax Identification Information and, to the extent any FATCA Withholding Tax is applicable, the Noteholder FATCA Information.  In addition, the holder of this Excess Distribution Certificate shall be deemed to understand that the Certificate Paying Agent has the right to withhold interest payable with respect to this Excess Distribution Certificate (without any corresponding gross-up) if the holder of this Excess Distribution Certificate fails to comply with the foregoing requirements.

The obligations and responsibilities created by the Trust Agreement and the Trust created thereby terminate and shall be of no further force or effect upon the later of (1) the final distribution by the Certificate Paying Agent of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Administration Agreement and Article V of the Trust Agreement and (2) the filing of the certificate of cancellation by the Owner Trustee pursuant to Section 9.1(c) of the Trust Agreement.  The Servicer, acting through an eligible lender trustee, may, at its option, purchase the corpus of the Trust at a price specified in the Administration Agreement; however, such right of purchase is exercisable only on any Distribution Date on or after the first Distribution Date on which the Pool Balance is less than or equal to 10% or less of the Initial Pool Balance.  Any Trust Student Loans remaining in the Trust as of the end of the Collection Period immediately preceding the Trust Auction Date may be offered for sale by the Indenture Trustee by auction in accordance with the procedure described in the Indenture.

This Excess Distribution Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

A-8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________
the within Excess Distribution Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________Attorney
to transfer said Excess Distribution Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

______________________________*
Signature Guaranteed:

______________________________*

*           NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Excess Distribution Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

A-9

[EXHIBIT A-2]
[FORM OF RC CERTIFICATE]

[RC CERTIFICATE

SEE REVERSE FOR CERTAIN DEFINITIONS]

[No. 1	Principal Amount $[_________]

THIS RC CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SERVICER, [THE SWAP COUNTERPARTY,] THE ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES OR ASSIGNEES.  THIS RC CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE INSURER.

THIS RC CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), ANY UNITED STATES STATE SECURITIES OR “BLUE SKY” LAWS OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A (A “QUALIFIED INSTITUTIONAL BUYER”) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (II) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON REGULATION D, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, OR (III) TO A PERSON IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT OR THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS RC CERTIFICATE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE DEPOSITOR, THE ADMINISTRATOR, THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE THAT:  IT IS EITHER A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, OR AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1)-(3) AND (7) OF REGULATION D UNDER THE ACT) OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS, OR THAT ITS PURCHASE OF THIS RC CERTIFICATE IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IS OTHERWISE EXEMPT FROM THE REGISTRATION

REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, AND THAT IT IS HOLDING THIS RC CERTIFICATE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION.

NO TRANSFER OF THIS RC CERTIFICATE WILL BE REGISTERED (EXCEPT TO AN AFFILIATE OF THE DEPOSITOR) UNLESS THERE IS PROVIDED A REPRESENTATION SATISFACTORY TO THE OWNER TRUSTEE THAT THIS RC CERTIFICATE IS NOT BEING ACQUIRED BY OR FOR THE ACCOUNT OF (I) ANY BENEFIT PLAN, (II) ANY PERSON WHO IS NOT A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE, OR (III) ANY “PASS-THRU ENTITY” REFERRED TO IN SECTION 1(h)(10)(D), (E) OR (F) OF THE CODE, THE INCOME OF WHICH PASS-THRU ENTITY IS INCLUDIBLE DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE PASS-THRU ENTITIES BY ANY PERSON REFERRED TO IN CLAUSE (II) ABOVE.

WITH RESPECT TO THE RISK RETENTION REQUIREMENT, ON THE CLOSING DATE, THE RC CERTIFICATE WILL BE ISSUED TO THE DEPOSITOR.  UNTIL THE LATEST TO OCCUR OF (1) [TWO] YEARS FROM THE CLOSING DATE, (2) THE DATE THE POOL BALANCE IS ONE-THIRD OR LESS OF THE INITIAL POOL BALANCE, OR (3) THE DATE THE OUTSTANDING AMOUNT OF THE NOTES IS ONE-THIRD OR LESS OF THE ORIGINAL OUTSTANDING AMOUNT OF SUCH NOTES (THE “RISK RETENTION RESTRICTED PERIOD”), THE RC CERTIFICATE MAY BE HELD BY THE DEPOSITOR OR MAY BE TRANSFERRED TO AN RC ELIGIBLE AFFILIATE IN COMPLIANCE WITH REGULATION RR; PROVIDED THAT ANY SUCH TRANSFEREE AGREES IN WRITING NOT TO TRANSFER THE RC CERTIFICATE DURING THE RISK RETENTION RESTRICTED PERIOD EXCEPT IN COMPLIANCE WITH REGULATION RR.

[WITH RESPECT TO EUROPEAN RISK RETENTION, THIS RC CERTIFICATE MAY ONLY BE TRANSFERRED TO AN ENTITY THAT IS AN AFFILIATE OF THE DEPOSITOR (IE. THAT IS CONSOLIDATED WITH THE DEPOSITOR FOR ACCOUNTING PURPOSES) FOR SO LONG AS (I) ARTICLE 405(1) AND ARTICLE 51 REQUIRE RISK RETENTION, OR (II) THE DEPOSITOR HAS NOT OTHERWISE ENSURED COMPLIANCE WITH THE RISK RETENTION OBLIGATIONS OF ARTICLE 405(1) AND ARTICLE 51 BY RETAINING RISK IN AN ACCEPTABLE FORM AS SET FORTH IN SUB-PARAGRAPH (D) OF ARTICLE 405(1) AND PARAGRAPH (1) SUB-PARAGRAPH (D) OF ARTICLE 51.]

THIS RC CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY ENTITY IN VIOLATION OF THE RESTRICTIONS SET FORTH IN THE THREE IMMEDIATELY PRECEDING PARAGRAPHS.

THIS CERTIFIES THAT [______________] is the registered owner of this RC Certificate with an initial principal balance of $[_________] ([____________] DOLLARS).  The Navient Private Education Loan Trust 20[__]-[__] (the “Trust”) was formed under the laws of the State of Delaware by Navient Credit Funding, LLC, a Delaware limited liability company (the “Depositor”).  The Trust was created on [______], 20[__] pursuant to a short-form trust agreement, dated as of [______], 20[__], between the Depositor and [______], 20[__], as owner trustee (the “Owner Trustee”), as amended and restated pursuant to an Amended and Restated Trust Agreement, dated as of [______], 20[__] (the “Trust Agreement”), among the Depositor, [___________], not in its individual capacity but solely as eligible lender trustee on behalf of the Trust (the “Eligible Lender Trustee”), and [________], a national banking association, not in its individual capacity but solely as indenture trustee under the Indenture (the “Indenture Trustee”).  To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Appendix A to the Indenture (as defined below).

Issued under the Indenture, dated as of [______], 20[__], among the Trust, the Eligible Lender Trustee and the Indenture Trustee (the “Indenture”), are Notes designated as “Student Loan-Backed Notes” (the “Notes”).  Issued under and subject to the terms, provisions and conditions of the Trust Agreement, is a certificate designated as the “Excess Distribution Certificate.”  This RC Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this RC Certificate by virtue of the acceptance hereof assents and by which such holder is bound.  The property of the Trust includes a pool of student loans (the “Trust Student Loans”), all moneys paid thereunder on or after [______], 20[__], certain bank accounts and the proceeds thereof and certain other rights under the Trust Agreement, the Eligible Lender Trust Agreement, the Sale Agreement, each Purchase Agreement, the Administration Agreement, [the Swap Agreement,] the Servicing Agreement and all proceeds of the foregoing.

To the extent of funds available therefor, amounts owing hereon will be distributed solely on the final Distribution Date to the person in whose name this RC Certificate is registered as of the close of business on the day immediately preceding the Distribution Date (such day the “Record Date”), in each case to the extent of such holder’s fractional and undivided beneficial interest in the amount to be distributed hereon on such Distribution Date pursuant to Sections 2.8(m) and 2.9(f) of the Administration Agreement.

The holder of this RC Certificate acknowledges and agrees that its rights to receive distributions in respect of this RC Certificate are subordinated to the rights of the Noteholders as described in the Basic Documents.

It is the intent of the Depositor, and the holder of this RC Certificate that, for federal, state and local income and franchise tax, and financial accounting, purposes, (a) the Notes will be treated as newly-issued debt of the Trust, (b) the holder of this RC Certificate will be treated as possessing an unsecured, subordinated beneficial interest in the Trust Estate up to the then outstanding RC Principal Balance, and (c) the holder of the Excess Distribution Certificate will be treated as owning all of the remaining assets, and as assuming (but without assuming personal recourse to such Certificateholder) all of the liabilities (including the Notes), of the Trust and, following reduction of the RC Principal Balance to zero, will be attributed all of the income, deductions, credits and other tax attributes of the Trust. The holder of this RC Certificate agrees to report all relevant items on its tax return consistent with, and to take no action inconsistent with, the intended treatment indicated in the preceding sentence for such tax purposes.

The holder of this RC Certificate, by its acceptance of this RC Certificate, covenants and agrees that it will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this RC Certificate, the Notes, the Excess Distribution Certificate, the Trust Agreement or any of the other Basic Documents.

The holder of this RC Certificate, by its acceptance of this RC Certificate, covenants and agrees that it shall be bound by the provisions contained in Section 3.3(j) of the Trust Agreement.

Distributions on this RC Certificate will be made as provided in the Administration Agreement to the holder of record hereof without the presentation or surrender of this RC Certificate or the making of any notation hereon.  Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this RC Certificate will be made after due notice by the Administrator of the pendency of such distribution and only upon presentation and surrender of this RC Certificate at the office or agency maintained for such purpose by the Owner Trustee in the city of [___________] or in the Borough of Manhattan, The City of New York.

Reference is hereby made to the further provisions of this RC Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or its authenticating agent, by manual signature, this RC Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Administration Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Owner Trustee on behalf of the Trust and not in its individual capacity has caused this RC Certificate to be duly executed as of the date set forth below.

NAVIENT PRIVATE EDUCATION LOAN TRUST 20[__]-[__]

By: [____________], not in its individual capacity but solely as Owner Trustee

By: _________________________________ Authorized Signatory

Date: [______], 20[__]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the RC Certificate referred to in the within-mentioned Trust Agreement.

[____________], not in its individual capacity but solely as Owner Trustee

By: _________________________________ Authorized Signatory

OR

[____________], solely in its capacity as Authenticating Agent for the Owner Trustee

By: _________________________________ Authorized Signatory

Date: _________ __, 20__

[Reverse of RC Certificate]

This RC Certificate does not represent an obligation of, or an interest in, the Depositor, Navient Solutions, Inc., as servicer (in such capacity, the “Servicer”), Navient Solutions, Inc., as administrator (in such capacity, the “Administrator”), [the Swap Counterparty,] the Owner Trustee, the Indenture Trustee or any affiliates of any of them, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents.  In addition, this RC Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Trust Student Loans, all as more specifically set forth in the Administration Agreement.  A copy of each of the Trust Agreement, the Sale Agreement, each Purchase Agreement, the Administration Agreement, the Servicing Agreement, the Swap Agreement and the Indenture may be examined during normal business hours at the principal office of the Administrator, and at such other places, if any, designated by the Administrator, by the holder of this RC Certificate upon request.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the certification of the rights and obligations of the Depositor and the rights of the holders of this RC Certificate under the Trust Agreement at any time by the Depositor, the Owner Trustee and the Indenture Trustee with the consent of the holders of the Notes evidencing not less than a majority of the Outstanding Amount of the Notes.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Noteholders.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this RC Certificate is registerable in the Certificate Register upon surrender of this RC Certificate for registration of transfer at the offices or agencies maintained by [______________]. in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon a new RC Certificate will be issued to the designated transferee.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this RC Certificate is exchangeable for a new RC Certificate as requested by the holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this RC Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee or the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

This RC Certificate (including any beneficial interest herein) may not be acquired by or for the account of (i) any Benefit Plan, (ii) any Person who is not a United States person within the meaning of Section 7701(a)(30) of the Code, or (iii) any “pass-thru entity” referred to in

Section 1(h)(10)(D), (E) or (F) of the Code, the income of which pass-thru entity is includible directly or indirectly through one or more other such pass-thru entities by any person referred to in clause (ii) above.  By accepting and holding this RC Certificate, the holder hereof shall be deemed to have represented and warranted that it is not acquiring this RC Certificate by or for the account of any entity in violation of the above restrictions, and to have agreed that if such restrictions are violated, the holder will promptly dispose of this RC Certificate.

The obligations and responsibilities created by the Trust Agreement and the Trust created thereby terminate and shall be of no further force or effect upon the later of (1) the final distribution by the Certificate Paying Agent of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Administration Agreement and Article V of the Trust Agreement and (2) the filing of the certificate of cancellation by the Owner Trustee pursuant to Section 9.01(b) of the Trust Agreement.  The Trust may at its option purchase the Outstanding Notes at a price specified in Appendix B to the Indenture; provided, however, such right of purchase is exercisable only on any Distribution Date on or after the date on which the Outstanding Amount of the Notes is 10% or less of the Initial Outstanding Amount of the Notes.  Certain delinquent Trust Student Loans may be purchased by the Servicer, at its option, at a price specified in the Servicing Agreement.  Any Trust Student Loans remaining in the Trust as of the end of the Collection Period immediately preceding the Trust Auction Date may be offered for sale by the Indenture Trustee by auction in accordance with the procedure described in the Indenture.

This RC Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER

OF ASSIGNEE

_____________________________________________________________________

(Please print or type name and address, including postal zip code, of assignee)

_____________________________________________________________________

the within RC Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_____________________________________________________________________

Attorney to transfer said RC Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

______________________________*

Signature Guaranteed:

______________________________*

*      NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within RC Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.]

EXHIBIT B
[Also Exhibit 3.1 to Form SF-3 Registration Statement]

FORM OF

CERTIFICATE OF TRUST
OF
NAVIENT STUDENT LOAN
TRUST 20[__]-[__]

This Certificate of Trust of NAVIENT STUDENT LOAN TRUST 20[__]-[__] (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).

1.           Name.  The name of the statutory trust formed by this Certificate of Trust is NAVIENT STUDENT LOAN TRUST 20[__]-[__].

2.           Owner Trustee.  The name and business address of the Owner Trustee of the Trust in the State of Delaware are [_______], Attn: [_______].

3.           Effective Date.  This Certificate of Trust shall be effective upon filing.

B-1

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                           [________],
not in its individual capacity but solely as Owner Trustee

                                           By:  _______________________________
                                           Name:
                                           Title:

B-2

EXHIBIT C
[FORM OF TRANSFEROR LETTER]

[Date]

Navient Solutions, Inc.,
as Administrator
2001 Edmund Halley Drive
Reston, Virginia 20191

[________],
as Certificate Registrar
[________]
[________]
Attention:  [__________________]

[________],
as Owner Trustee
[________]
[________]

Re:           Navient Student Loan Trust 20[__]-[__],
[Excess Distribution Certificate] [RC Certificate] (the “Certificate”)

Ladies and Gentlemen:

In connection with our disposition of the above Certificate, we certify that (a) we understand that the Certificate has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and is being disposed by us in a transaction that is exempt from the registration requirements of the Securities Act, and (b) we have not offered or sold the Certificate to, or solicited offers to buy the Certificate from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action would result in, a violation of Section 5 of the Securities Act.

Very truly yours,

_________________________________________
[Print Name of Transferor]

By: ______________________________________
Authorized Officer

C-1

EXHIBIT D-1
[FORM OF TRANSFEREE LETTER (NON-RULE 144A)]

[Date]

Navient Solutions, Inc.,
as Administrator
2001 Edmund Halley Drive
Reston, Virginia 20191

[________],
as Certificate Registrar
[________]
[________]
Attention:  [__________________]

[________],
as Owner Trustee
[________]
[________]

Re:           Navient Student Loan Trust 20[__]-[__],
[Excess Distribution Certificate] [RC Certificate] (the “Certificate”)

Ladies and Gentlemen:

In connection with our acquisition of the above Certificate, we certify that (a) we understand that the Certificate is not being registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and is being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we are an institutional “accredited investor,” as defined in Rule 501 (a) (1), (2), (3) or (7) of Regulation D under the Securities Act or an entity in which all of the equity owners come within such paragraphs, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificate, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificate, (d) we are not acquiring the Certificate for, by or for the account of (i) any Benefit Plan, (ii) any person who is not a United States person within the meaning of Section 7701(a)(30) of the Code, or (iii) any “pass-thru entity” referred to in Section 1(h)(10)(D), (E) or (F) of the Code, the income of which pass-thru entity is includible directly or indirectly through one or more other such pass-thru entities by any person referred to in clause (ii) above, (e) we are acquiring the Certificate for investment for our own account and not with a view to any distribution of the Certificate (but without prejudice to our right at all times to sell or otherwise dispose of the Certificate in accordance with clause (g) below), (f) we have not offered or sold the Certificate to, or solicited

D-1-1

offers to buy the Certificate from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Securities Act, and (g) we will not sell, transfer or otherwise dispose of the Certificate unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Letter that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement relating to the Certificate.

Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Indenture dated as of [________], 20[__], among [________], not in its individual capacity, but solely as the Eligible Lender Trustee on behalf of the Trust, the Trust and [________], not in its individual capacity, but solely as the Indenture Trustee, as may be amended or supplemented from time to time.

Very truly yours,

__________________________________
[Print Name of Transferee]

By:_______________________________
Authorized Officer

D-1-2

EXHIBIT D-2
[FORM OF TRANSFEREE LETTER (RULE 144A)]

[Date]

Navient Solutions, Inc.,
as Administrator
2001 Edmund Halley Drive
Reston, Virginia 20191

[________],
as Certificate Registrar
[________]
[________]
Attention:  [__________________]

[________],
as Owner Trustee
[________]
[________]

Re:           Navient Student Loan Trust 20[__]-[__],
[Excess Distribution Certificate] [RC Certificate] (the “Certificate”)

Ladies and Gentlemen:

In connection with our acquisition of the above Certificate, we certify that (a) we understand that the Certificate is not being registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and is being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificate, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificate, (d) we are not acquiring the Certificate by or for the account of (i) any Benefit Plan, (ii) any person who is not a United States person within the meaning of Section 7701(a)(30) of the Code, or (iii) any “pass-thru entity” referred to in Section 1(h)(10)(D), (E) or (F) of the Code, the income of which pass-thru entity is includible directly or indirectly through one or more other such pass-thru entities by any person referred to in clause (ii) above, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means

D-2-1

of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificate under the Securities Act or that would render the disposition of the Certificate a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificate, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificate for our own account or for resale pursuant to Rule 144A and further understand that the Certificate may be resold, pledged or transferred only (1) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Indenture dated as of [________], 20[__], among [________], not in its individual capacity, but solely as the Eligible Lender Trustee on behalf of the Trust, the Trust and [________], not in its individual capacity, but solely as the Indenture Trustee, as may be amended or supplemented from time to time.

Very truly yours,

__________________________________
[Print Name of Transferee]

By:_______________________________
Authorized Officer

D-2-2

ANNEX 1
QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Letter to which this certification relates with respect to the Certificate described therein:

1.	As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.
In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $____________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___
Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501 (c) (3) of the Internal Revenue Code of 1986, as amended.

___
Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___
Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

_________________________
1
Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

Annex 1-1

___	Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___
Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___
State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___	ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___	Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___
Small Business Investment Company.  The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___	Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

___
Qualified Institutional Buyers.  The Buyer owned and/or invested on a discretionary basis less than $100,000,000, but it is an entity in which all of the equity owners are qualified institutional buyers.

3.
The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.
For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such

Annex 1-2

subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.
The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificate are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6.
Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificate will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

____________________________________
[Print Name of Transferee]

By:_________________________________
Name:
Title:

Date:______________________

Annex 1-3

ANNEX 2
QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Letter to which this certification relates with respect to the Certificate described therein:

1.
As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.
In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___
The Buyer owned $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___
The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.
The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

Annex 2-1

4.
The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.
The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Letter to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.
Until the date of purchase of the Certificate, the undersigned will notify the parties listed in the Rule 144A Transferee Letter to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

__________________________________
Print Name of Buyer or Adviser

By:_______________________________
Name:
Title:

[IF AN ADVISER:]

__________________________________
Print Name of Buyer

Date:______________________

Annex 2-2